UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2007 providing for the issuance of
Mortgage Pass-Through Certificates, Series 2007-2)

Citigroup Mortgage Loan Trust 2007-2

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-05	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On January 30, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-2 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of fifteen classes of certificates (collectively, the “Certificates”), designated as the “Class 1-A1 Certificates,” the “Class 1-A2 Certificates,” the “Class 1-A2A Certificates,” the “Class 1-A3 Certificates,” the “Class 1-A4 Certificates,” the “Class 2-A Certificates,” the “Class B1 Certificates,” the “Class B2 Certificates,” the “Class B3 Certificates,” the “Class B4 Certificates,” the “Class B5 Certificates,” the “Class B6 Certificates” and the “Class R Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed rate, first lien mortgage loans having original terms to maturity up to 15 or 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $347,780,580 as of January 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 30, 2007 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated January 30, 2007, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated January 30, 2007, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
1-A1	$123,171,000.00	6.000%
1-A2	$177,679,000.00	Variable(2)
1-A2A	N/A(3)	Variable(2)
1-A3	$2,401,000.00	6.000%
1-A4	$13,952,000.00	6.000%
2-A	$11,056,000.00	6.000%
XS	N/A(3)	6.000%
PO	$394,190.00	0.000(4)
B1	$11,824,000.00	Variable(2)
B2	$2,434,000.00	Variable(2)
B3	$1,739,000.00	Variable(2)
R	$100.00	6.000%
_____________
(1) Approximate; subject to a permitted variance of plus or minus 5%.
(2) Calculated as described under “Description of the Certificates—Pass-Through Rates” in this prospectus supplement.
(3) These classes of certificates are interest only certificates and will not have certificate principal balances. These certificates will accrue interest on the notional amount thereof. The notional amount of each of these classes of certificates will be calculated for each distribution date as described under “Description of the Certificates—Glossary.”
(4) This class of certificates is a class of principal only certificates and will have a pass-through rate of 0.000% per annum and therefore will not accrue interest.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold 100% interest of the Class B4 Certificates, the Class B5 Certificates and the Class B6 Certificates to Citigroup Global Markets, Inc. on January 30, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the Class B4 Certificates, the Class B5 Certificates and the Class B6 Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006 and the Prospectus Supplement, dated January 30, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B4 Certificates, the Class B5 Certificates and the Class B6 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2007-2 Certificates.

99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

99.2	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Peter Steinmetz

Name: Peter Steinmetz Title: Vice President

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-2 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2007-2 Certificates.

99.1	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

99.2	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.